Exhibit 10.7

                             AEROBIC CREATIONS, INC.

                                JOINDER AGREEMENT

            This Joinder Agreement to the Securities Purchase Agreement (Common Stock and Warrants) ("JOINDER AGREEMENT"), dated as of October 31, 2006 (as amended, restated, supplemented and/or modified in accordance with the provisions thereof, the "SECURITIES PURCHASE AGREEMENT"), by and among Maritime Logistics US Holdings Inc. (the "COMPANY") and the investors identified on the Schedule of Buyers attached thereto (the "Buyers"), is entered into as of November 8, 2006 by Aerobic Creations, Inc. ("SHELLCO"), a Delaware corporation. It is the current intention of Aerobic Creations, Inc. to change its name to Summit Global Logistics, Inc. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

            ShellCo hereby represents, warrants, and certifies to, and agrees with, the Buyers as follows:

      I. Each of the representations and warranties set forth in Section 3 of the Securities Purchase Agreement, mutatis mutandis, as of the date hereof, are true and correct as if each reference to the Company contained in such representations and warranties was a reference to ShellCo (unless otherwise expressly provided herein or in the disclosure schedules hereto). Attached hereto are disclosure schedules providing the disclosures required by the Securities Purchase Agreement in respect of ShellCo.

      II. ShellCo hereby assumes all covenants and obligations of the Company set forth in the Securities Purchase Agreement (including, without limitation, all indemnification obligations) as if each obligation of the Company and each reference thereto contained in the Securities Purchase Agreement was an obligation of and a reference to ShellCo; provided that all obligations of the Company to use best efforts to cause ShellCo to act or refrain from acting, shall be read as the obligation of ShellCo to act or refrain for acting, as applicable. Attached hereto are disclosure schedules providing the disclosures required by the Securities Purchase Agreement in respect of ShellCo.

      III. In addition, ShellCo represents and warrants to each of the Buyers that:

            A. AUTHORIZATION; ENFORCEMENT; VALIDITY. ShellCo has the requisite power and authority to enter into and perform its obligations under this Joinder Agreement and the Transaction Documents to which it is a party and to issue the Securities in accordance with the terms thereof. The execution and delivery of the Transaction Documents by ShellCo and the consummation by ShellCo of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the shares of Common Stock and the Warrants, the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise of the Warrants, have been duly authorized by ShellCo's Board of Directors. Other than the Current Report on Form 8-K required to be filed after Closing by ShellCo pursuant to Section 4(h) of the Securities Purchase Agreement, the Form D filing required to be made following the Closing by ShellCo with the SEC and the registration statement and related state filings required by the Registration Rights Agreement and the Schedule 14C relating to the Reverse Split (as defined below), no further filing, consent, or authorization is required by ShellCo, its Board of Directors or its stockholders. This Joinder Agreement and the Transaction Documents to which ShellCo is a party have been duly executed and delivered by ShellCo, and constitute the legal, valid and binding obligations of ShellCo, enforceable against ShellCo in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            B. ISSUANCE OF SECURITIES. The issuance of the shares of Common Stock and the Warrants are duly authorized and are free from all taxes, liens and charges in respect of the issue thereof other than Permitted Liens (as defined in the Notes). As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals 130% of the maximum number of shares Common Stock issuable upon exercise of the Warrants contingent only on the consummation of one for 11.226 reverse stock split approved by the Board of Directors and by a majority of the stockholders (the "REVERSE SPLIT"). Upon exercise in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges in respect of the issue thereof other than Permitted Liens, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the Buyers' representations and warranties in the Securities Purchase Agreement, the offer and issuance by ShellCo of the Securities is exempt from registration under the 1933 Act.

            C. NO CONFLICTS. The execution, delivery and performance of this Joinder Agreement and the Transaction Documents to which it is a party by ShellCo and the consummation by ShellCo of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the shares of Common Stock and the Warrants, and reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of ShellCo or any of its Subsidiaries (which for purposes of this Joinder Agreement shall mean all subsidiaries of ShellCo prior to giving effect to the Merger), any capital stock of ShellCo or any of its Subsidiaries or bylaws  of  ShellCo  or  any of its  Subsidiaries  or  (ii)  conflict  with,  or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which ShellCo or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the market or automated quotation system upon which the common equity of ShellCo is listed or quoted) that are applicable to ShellCo or any of its Subsidiaries or by which any property or asset of ShellCo or any of its Subsidiaries is bound or affected, except in the case


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of clauses (ii) and (iii) of this Section C for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, have a Material Adverse Effect.

            D. CONSENTS. ShellCo is not required to obtain any consent, authorization or order of, or make any filing (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Current Report on Form 8-K, a Schedule 14C, as well as the Form D filing required to be filed after Closing by ShellCo with the SEC, and filings required by applicable state securities laws) or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations that ShellCo is required to obtain pursuant to the preceding sentence prior to the Closing Date have been obtained or effected on or prior to the Closing Date, and ShellCo and its Subsidiaries are unaware of any facts or circumstances which might prevent ShellCo from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

            E. DILUTIVE EFFECT. ShellCo understands and acknowledges that the number of Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. ShellCo further acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with the Securities Purchase Agreement and the Warrants is absolute and unconditional regardless of the dilutive effect, which may be substantial, that such issuance may have on the ownership interests of other stockholders of ShellCo.

            F. APPLICATION OF TAKEOVER PROTECTIONS; RIGHTS AGREEMENT. ShellCo and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under ShellCo's certificate of incorporation (as amended and restated and in effect on the date hereof, the "CERTIFICATE OF INCORPORATION") or the laws of the jurisdiction of its formation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by the Securities Purchase Agreement, including, without limitation, ShellCo's issuance of the Securities and any Buyer's ownership of the Securities. ShellCo has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of ShellCo. Certain stockholders of ShellCo, or persons who upon the consummation of the transactions contemplated by the Transaction Agreements will become stockholders of ShellCo, representing in the aggregate approximately 37.3% of the common equity of ShellCo at the consummation of the transactions contemplated by the Transaction Documents (approximately 14.7% on a fully-diluted basis) have agreed, among other things, to only vote to increase the authorized number of shares of ShellCo, or amend the certificate of incorporation of ShellCo or by-laws of ShellCo, if at least 75% of such stockholders so vote and to vote for Robert Agresti, Gregory DeSaye, Terrance MacAvery and Raymer McQuiston to a seven person board of directors.

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            G. SEC DOCUMENTS; FINANCIAL STATEMENTS. Since March 3, 2005, ShellCo
has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). ShellCo has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of ShellCo included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been
prepared  in  accordance   with   generally   accepted   accounting   principles
consistently applied ("GAAP"), during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of ShellCo as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

            H. CONDUCT OF BUSINESS; REGULATORY PERMITS. Neither ShellCo nor its Subsidiaries is in violation of any term of or in default under its certificate of incorporation or bylaws or their organizational charter or certificate of incorporation or bylaws, respectively. Neither ShellCo nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to such entity, and neither ShellCo nor any of its Subsidiaries will conduct its respective business in violation of any of the foregoing, except for such violations and/or possible violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. ShellCo and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither ShellCo nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit except where such proceedings, revocation or modification would not have a Material Adverse Effect.

            I. SARBANES-OXLEY ACT. ShellCo is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.


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

            J. EQUITY CAPITALIZATION. As of the date hereof and prior to issuance of the Securities and the closing of the Convertible Note Offering, the Acquisitions, the issuance of securities to Rodman & Renshaw, LLC, the issuance of 62,500 shares of Common Stock (such number of shares presented as if giving effect to the Reverse Stock Split) issuable to certain former stockholders of Shellco in connection with the Merger (the "TRIGGER Shares") and prior to giving effect to the Reverse Split, but, after the Merger: (i) the authorized capital stock of ShellCo consists of (a) 99,000,000 shares of Common Stock, $0.001 par value per share, of which 18,349,156 are issued and outstanding, and (b) 1,000,000 shares of preferred stock, $0.001 par value per share, none of which is issued and outstanding or reserved for issuance; (ii) there are no shares reserved for issuance pursuant to any stock option and purchase plans other than an Approved Stock Plan and no shares are reserved for issuance pursuant to securities (other than the shares of Common Stock and the Warrants, the Notes and Warrants issued pursuant to the Convertible Notes Offering, the Warrants issued to Rodman & Renshaw, LLC in connection with the Convertible Notes Offering, the Common PIPE Offering and the Trigger Shares) exercisable or exchangeable for, or convertible into, shares of Common Stock; (iii) all of the outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable; (iv) except as set forth on SCHEDULE J, none of ShellCo's share capital is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by ShellCo; (v) except as set forth on SCHEDULE J and other than the Trigger Shares and securities and derivatives issued pursuant to an Approved Stock Plan, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of ShellCo or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which ShellCo or any of its Subsidiaries is or may become bound to issue additional share capital of ShellCo or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any share capital of ShellCo or any of its Subsidiaries; (vi) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of ShellCo or any of its Subsidiaries or by which ShellCo or any of its Subsidiaries is or may become bound (other than Permitted Indebtedness (as defined in the Notes)); (vii) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with ShellCo other than in connection with the Permitted Liens or as set forth on SCHEDULE J; (viii) there are no agreements or arrangements under which ShellCo or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement and the Convertible Notes Registration Rights Agreement, and registration rights the Company has agreed to provide to Rodman & Renshaw, LLC, the Existing Shareholders, certain members of management and the current holders of ShellCo Common Stock); (ix) there are no outstanding securities or instruments of ShellCo or any of its Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which ShellCo or any of its Subsidiaries is or may become bound to redeem a security of ShellCo or any of its Subsidiaries; (x) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (xi) ShellCo does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (xii) ShellCo and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC


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

Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of ShellCo's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. ShellCo has furnished to the Buyers true, correct and complete copies of ShellCo's Certificate of Incorporation, and ShellCo's Bylaws, as amended and as in effect on the date hereof (the "BYLAWS"). Prior to the issuance of the Securities and the Convertible Note Securities, ShellCo has no securities convertible into, or exercisable or exchangeable for, shares of Common Stock.

            K. POST CLOSING CAPITALIZATION. After giving effect to the Merger, the Acquisitions, the issuance of the Notes and Warrants as contemplated by the Convertible Note Securities Purchase Agreement and shares of Common Stock and Warrant pursuant to the Securities Purchase Agreement, the authorized capital stock of ShellCo (a) 99,000,000 shares of Common Stock, $0.001 par value per share, of which 7,555,759 shall be issued and outstanding and (b) 1,000,000 shares of preferred stock, $0.001 par value per share, none of which is issued or outstanding or reserved for issuance. Any and all equity securities and derivative securities convertible or exercisable into equity securities of ShellCo and outstanding prior to the Closing, shall have been, concurrently with the Closing, cancelled or terminated, except for ShellCo's obligations to issue the Trigger Shares which will be issued at Closing.

            L. ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation that, individually or in the aggregate, would have a Material Adverse Effect before or by, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of ShellCo, threatened against or affecting the ShellCo, any Subsidiary, any of their respective officers or directors, or the Common Stock.

            M. MANIPULATION OF PRICE. ShellCo has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of ShellCo to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of ShellCo other than the engagement of Rodman & Renshaw, LLC by the Company as agent in connection with the Convertible Note Offering and the offering pursuant which the Securities are being sold and the execution of the Lock-up Agreement relating to the Management Restricted Stock.

            N. DISCLOSURE. ShellCo confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information that will not be disclosed on the 8-K Filing (as defined below). ShellCo understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of ShellCo. Each of this Joinder Agreement (including the Schedules hereto), the Securities Purchase Agreement (including the Schedules thereto), the other Transaction Documents and that certain Private Placement Memorandum dated October 23, 2006 (including the various attachments thereto) and furnished by or on behalf of the Company regarding the Company, the Targets, their respective businesses and the transactions contemplated hereby is

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

true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which it was made, not misleading. Each press release issued by ShellCo during the 12 months preceding the date of this Joinder Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists in respect of ShellCo or any of its Subsidiaries (other than the Subsidiaries organized outside the United States of America, any of the States thereof or the District of Columbia (collectively, the "FOREIGN SUBSIDIARIES")) or its or their business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by ShellCo but which has not been so publicly announced or disclosed. To the knowledge of ShellCo, no event or circumstance has occurred or information exists in respect of any of the Foreign Subsidiaries or its business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by such Person or its parent company but which has not been so publicly announced or disclosed.

      IV.   In addition, ShellCo covenants to each of the Buyers that:

            A. FORM D AND BLUE SKY. ShellCo shall file a Form D in respect of the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. ShellCo shall have taken such action, on or before the Closing Date (should the Company have not already taken such action), as ShellCo shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Joinder Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. ShellCo shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

            B. USE OF PROCEEDS. ShellCo will use the proceeds from the sale of the Securities solely as permitted by the Securities Purchase Agreement.

            C. FINANCIAL INFORMATION. ShellCo shall send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within three (3) Business Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K or 10-KSB, its Quarterly Reports on Form 10-Q or 10-QSB or any other any interim reports or any consolidated balance sheets, income statements, stockholders' equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) two (2) Business Days after the release thereof (unless such press release is available on PR Newswire or Business Wire), facsimile copies of all press releases issued by ShellCo, the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the

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stockholders  of ShellCo or the Company  generally,  contemporaneously  with the making available or giving thereof to the stockholders.

            D. DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. On or before 8:30 a.m. New York time on the first Business Day following the Closing Date, ShellCo shall file a press release describing the material terms of the transactions contemplated by the Transaction Documents. ShellCo shall file, as a "small business issuer" (as defined in Item 10(a) of Regulation SB under the 1934 Act), if applicable, a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form, on or prior to the date, and as, required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, the Securities Purchase Agreement (and all schedules thereto), this Joinder Agreement (and all schedules hereto), the form of the Notes, the form of Warrants, the Registration Rights Agreement and the Security Documents) as exhibits to such filing if and to the extent required by the 1934 Act (including all attachments, the "8-K FILING"). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, ShellCo, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in an 8-K Filing. ShellCo and each of its Subsidiaries and their respective officers, directors, employees and agents, shall not provide any Buyer with any material, nonpublic information regarding the Company, ShellCo or any of their Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Buyer. If a Buyer has, or believes it has, received any such material, nonpublic information regarding ShellCo, the Company or any of the Subsidiaries, it shall provide ShellCo with written notice thereof. ShellCo shall, within five (5) Trading Days (as defined in the Notes) of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by ShellCo, any of its Subsidiaries, or any of their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by ShellCo, its Subsidiaries, or any of their respective officers, directors, employees or agents. No Buyer shall have any liability to ShellCo, its Subsidiaries, or any of their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, none of ShellCo, the Company, any of their Subsidiaries or any Buyer shall issue any press releases or any other public statements in respect of the transactions contemplated hereby; PROVIDED, HOWEVER, that ShellCo shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure in respect of such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations. Notwithstanding the foregoing, ShellCo shall not publicly disclose the name of any Buyer, or include the name of any Buyer in any filing with the SEC or any regulatory agency or Principal Market, without the prior written consent of such Buyer, except (i) for disclosure thereof in the 8-K Filing or Registration Statement or (ii) as required by law, the regulations of the stock exchange or automatic quotation system upon which ShellCo's shares of Common Stock are then traded or any order of any court or other governmental agency, in which case ShellCo shall provide such Buyer with prior notice of such disclosure and the opportunity to review and comment on such disclosure.

            E. VARIABLE SECURITIES; DILUTIVE ISSUANCES. For so long as any shares of Common Stock issued pursuant to the Securities Purchase Agreement or Warrants remain outstanding, ShellCo shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Exercise Price (as defined in the Warrants) in respect of the Common Stock into which any Warrant is exercisable. For as long as any shares of Common Stock issued pursuant to the Securities Purchase Agreement or Warrants remain outstanding, ShellCo shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the Warrants) if the effect of such Dilutive Issuance is to cause ShellCo to be required to issue upon exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which ShellCo may issue upon exercise of the Warrants without breaching ShellCo's obligations under the rules or regulations of the Principal Market or the stock exchange or automated quotation system upon which ShellCo's shares of Common Stock are traded, including, without limitation, any and all discounted issuance rules, if applicable.

            F. CORPORATE EXISTENCE. So long as any Buyer beneficially owns any Securities, ShellCo shall not be party to any Fundamental Transaction (as defined in the Warrants) unless ShellCo is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

            G. RESERVATION OF SHARES. For as long as any Buyer owns any Warrants, and contingent on the effectiveness of the Reverse Split, ShellCo shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 130% of the sum of (i) the number of shares of Common Stock issuable upon exercise of the Warrants issued at the Closing, (ii) the number of shares of Common Stock issuable upon exercise of the Convertible Preferred Notes' Warrants, and (iii) the number of shares of Common Stock issuable upon conversion of all of the Convertible Preferred Notes (without taking into account any limitations on the exercise of the Warrants or the Convertible Preferred Notes' Warrants or the conversion of the Convertible Preferred Notes, respectively).

            H. CONDUCT OF BUSINESS. The business of ShellCo, the Company and their Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

            I. HOLDING PERIOD. For the purposes of Rule 144, ShellCo acknowledges, based on current securities laws, that the holding period of the Warrant Shares may be tacked onto the holding period of the Warrants (in the case of Cashless Exercise (as defined in the Warrants)) and ShellCo agrees not to take a position contrary to this Section I.

            J. NO ADDITIONAL REGISTERED SECURITIES. From the Closing Date until the date that is 90 Trading Days following the Effective Date (as defined in the Registration Rights Agreement), neither ShellCo nor the Company will file a registration statement under the 1933 Act, or allow any such registration statement to become effective, in respect of any securities other than the Registration Statement contemplated by the Registration Rights Agreement and the registration rights agreement in respect of the Common PIPE Offering and a registration statement on Form S-8.

            K. REPORTING STATUS. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Conversion Shares and Warrant Shares and none of the Notes or Warrants is outstanding, ShellCo shall use every reasonable effort timely file all reports required to be filed with the SEC pursuant to the 1934 Act, provided that prior to the filing of the registration statement with the SEC as required by the Registration Rights Agreement, compliance with the current public information requirements of Rule 144(c) thereunder shall be sufficient. ShellCo shall not terminate its status as an issuer required to file reports under the 1934 Act, even if the 1934 Act or the rules and regulations thereunder would permit such termination.

            L. OTC BULLETIN BOARD. ShellCo shall use best efforts to comply with the rules of the Principal Market.

            M. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Joinder Agreement must be given and will be deemed to have been delivered in accordance with the terms of the Securities Purchase Agreement: The addresses and facsimile number for such communications to the Transfer Agent shall be:

            Holladay Stock Transfer, Inc.
            2939 North 67th place
            Scottsdale, AZ 85251
            Telephone: (408) 481-3940
            Facsimile: (480) 481-3941
            Attention: Thomas C. Laucks

             [The remainder of the page is intentionally left blank]

            IN WITNESS WHEREOF, Aerobic Creations, Inc. has executed this Joinder Agreement on the date first written above.

                                        AEROBIC CREATIONS, INC.


                                        By:_____________________________________
                                           Name:
                                           President and Chief Executive Officer